Loans receivable	12 Months Ended
Dec. 31, 2025
Subclassifications of assets, liabilities and equities [abstract]
Loans receivable

13	Loans receivable

	2025 $ 'millions	2024 $ 'millions
At Amortized cost
Current loans receivable
Advance for Sportsbook software	—	—
Other loans receivable	11	1
	11	1

Non-current loans receivable
Other loans receivable	1	—
Loan receivable advanced for corporate social responsibility	3	—
	4	—
Other loans receivable classified as current includes funds advanced to Ellis Group Limited amounting to $7.1 million. This comprises an interest-free loan of $1.3 million that is repayable upon certain contingent events taking place and a loan of $5.8 million which bears interest at the England Central Bank rate and is repayable on demand.
The remaining $3.5 million relates to a loan advanced to Bellerive Capital Limited ("BCL") for the acquisition of a non-controlling interest in an start up marketing entity (Clipfarm LLC). The loan is interest-free and is repayable within three months of granting, should Bellerive Capital 71 not conclude the investment within three months of receiving the funds.
The 'Other loans receivable' classified as non-current of $0.7 million represents a loan receivable from Dice Device Limited, an online gaming provider, that bears interest at 9% and is repayable within three years from the date it was advanced.
'Loans receivable advanced for corporate social responsibility' represent interest-free loans advanced to various suppliers as part of the Group's corporate social responsibility program. These loans are repayable within five years of being granted. The difference between the fair value of the loans on initial recognition and the funds advanced has been recognized within general and administration expenses in the statement of Profit and Loss and Other Comprehensive Income.